Exhibit 99.1

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND SEVENTH AMENDMENT TO RECEIVABLES

PURCHASE AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 23, 2008 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the ORIGINAL PURCHASER GROUPS (as defined below), the NEW PURCHASER GROUPS (as defined below), WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), a national banking association, as exiting administrator (in such capacity, the “Exiting Administrator”) and BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), a national banking association, as new administrator (in such capacity, the “New Administrator”).

R E C I T A L S

A. The Seller, Servicer, the Original Purchaser Groups and the Exiting Administrator have entered into that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement” or the “Receivables Purchase Agreement”).

B. The parties hereto desire to enter into this Amendment to add new Purchaser Groups to the Agreement, to effect the resignation of the Exiting Administrator and the appointment of the New Administrator, to effect certain assignments and to otherwise amend the Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement. “Original Purchaser Groups” means, collectively, Variable Funding Capital Company LLC’s Purchaser Group, YC SUSI Trust’s Purchaser Group, Liberty Street Funding LLC’s Purchaser Group and Market Street Funding LLC’s Purchaser Group. “Original Purchaser Party” means any Conduit Purchaser, Related Committed Purchaser or Purchaser Agent member to an Original Purchaser Group. “Original Purchaser Agent” means any Purchaser Agent in an Original Purchaser Group.

2. Assumption Agreement.

(a) Assumptions. This Amendment constitutes an Assumption Agreement as defined in the Agreement, and in furtherance thereof, the parties hereto hereby effect the following assumptions:

(i)(A) The Seller desires Manhattan Asset Funding Company LLC (“Manhattan”) to become a Conduit Purchaser under the Agreement and Sumitomo

Mitsui Banking Corporation (“Sumitomo” and, together with Manhattan, the “Manhattan Purchasers”) to become a Related Committed Purchaser for Manhattan under the Agreement, (B) the Manhattan Purchasers desire to appoint SMBC Securities, Inc. (“SMBC” and, together with Manhattan and Sumitomo, the “Manhattan Purchaser Group”) as Purchaser Agent for the Manhattan Purchasers under the Agreement and, (C) upon the terms and subject to the conditions set forth in this Amendment and the Agreement, the Manhattan Purchasers shall become Purchasers thereunder and SMBC shall become the Purchaser Agent for the Manhattan Purchasers thereunder.

(ii)(A) The Seller desires Victory Receivables Corporation (“Victory”) to become a Conduit Purchaser under the Agreement and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”) to become a Related Committed Purchaser for Victory (BTMU, in such capacity, together with Victory, the “Victory Purchasers”) under the Agreement, (B) the Victory Purchasers desire to appoint BTMU as Purchaser Agent for the Victory Purchasers (BTMU, in such capacity, together with the Victory Purchasers, the “Victory Purchaser Group”) under the Agreement, and (C) upon the terms and subject to the conditions set forth in this Amendment and the Agreement, the Victory Purchasers shall become Purchasers thereunder and BTMU shall become the Purchaser Agent for the Victory Purchasers thereunder.

(iii)(A) The Seller desires Working Capital Management Co., LP (“WCM”) to become a Conduit Purchaser under the Agreement and a Related Committed Purchaser for itself (WCM, in its capacities as Conduit Purchaser and Related Committed Purchaser for itself, the “WCM Purchasers”) under the Agreement, (B) the WCM Purchasers desire to appoint Mizuho Corporate Bank, Ltd. (“Mizuho”) as Purchaser Agent for the WCM Purchasers (Mizuho, in such capacity, together with the WCM Purchasers, the “WCM Purchaser Group”) under the Agreement, and (C) upon the terms and subject to the conditions set forth in this Amendment and the Agreement, the WCM Purchasers shall become Purchasers thereunder and Mizuho shall become the Purchaser Agent for the WCM Purchasers thereunder.

(iv)(A) The Seller desires Relationship Funding Company, LLC (“RFC”) to become a Conduit Purchaser under the Agreement and Fifth Third Bank (“Fifth Third”) to become a Related Committed Purchaser for RFC (Fifth Third, in such capacity, together with RFC, the “RFC Purchasers”; Fifth Third, in such capacity, together with WCM, BTMU and Sumitomo, in their respective capacities as Related Committed Purchasers, the “New Related Committed Purchasers”); the RFC Purchasers together with the WCM Purchasers, Victory Purchasers and Manhattan Purchasers, the “New Purchasers”) under the Agreement, (B) the RFC Purchasers desire to appoint Fifth Third as Purchaser Agent for the RFC Purchasers (Fifth Third, in such capacity, together with the RFC Purchasers, the “RFC Purchaser Group”; Fifth Third, in its capacity as Purchaser Agent, together with Mizuho, BTMU in its capacity as Purchaser Agent and SMBC, the “New Purchaser Agents”; and the RFC Purchaser Group, together with the WCM Purchaser Group, Victory Purchaser Group and Manhattan Purchaser Group, the “New Purchaser Groups”) under the Agreement, and (C) upon the terms and subject to the conditions set forth in this Amendment and the Agreement, the RFC Purchasers shall become Purchasers thereunder and Fifth Third shall become the Purchaser Agent for the RFC Purchasers thereunder.

(b) Each of the New Purchasers and the New Purchaser Agents hereby agrees to join and be bound by the Agreement in its respective Conduit Purchaser, Related Committed Purchaser or Purchaser Agent capacity, effective on the Effective Date. Each of the New Purchasers and the New Purchaser Agents makes all of the applicable representations, warranties and covenants set forth in the Agreement as of the date hereof as if such representations, warranties and covenants were fully set forth herein. Each of the New Purchasers and the New Purchaser Agents hereby agrees that it shall be bound by all of the applicable terms, commitments, conditions and provisions of, and shall be a party to, the Agreement as amended hereby. From and after the Effective Date, each New Purchaser and New Purchaser Agent shall be a Conduit Purchaser, Related Committed Purchaser or Purchaser Agent, as applicable, for all purposes of the Agreement and the other Transaction Documents. The Commitment with respect to each New Related Committed Purchaser shall be as set forth below its signature to this Amendment. The Scheduled Facility Termination Date with respect to each New Purchaser Group shall be as set forth on such New Purchaser Group’s signature page to this Amendment. The address for notice with respect to each New Purchaser and New Purchaser Agent shall be as set forth below such party’s signature to this Amendment.

(c) By executing and delivering this Amendment, each of the New Purchasers and the New Purchaser Agents confirms to and agrees with the Exiting Administrator, the New Administrator and the Original Purchaser Parties as follows:

(i) none of the Exiting Administrator, New Administrator or the Original Purchaser Parties makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Transaction Document or any other instrument or document furnished pursuant thereto or hereto, or with respect to the collateral or the financial condition of any Seller Party or the Performance Guarantor or any affiliate thereof, or the performance or observance by any Seller Party or the Performance Guarantor or any affiliate thereof of its respective obligations under the Agreement or any other Transaction Document or any other instrument or document furnished pursuant thereto or hereto;

(ii) it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, become a party to the Agreement and become a Conduit Purchaser, Related Committed Purchaser or Purchaser Agent, as applicable;

(iii) it will, independently and without reliance upon the Exiting Administrator, the New Administrator or the Original Purchaser Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or the other Transaction Documents; and

(iv) it agrees (for the benefit of the parties hereto) that it will perform in accordance with their terms all of the obligations which by their terms of this Amendment, the Agreement and the other Transaction Documents are required to be performed by it as a Conduit Purchaser, Related Committed Purchaser or Purchaser Agent, as applicable.

3. Assignments. This Amendment constitutes a Transfer Supplement as defined in the Agreement, and in furtherance thereof, the parties hereto hereby effect the following assignments:

(a) Assignment by VFCC. As of the Effective Date, VFCC hereby assigns and transfers to YC SUSI Trust, without recourse to or representation or warranty of any kind (except that it has not created any Lien upon any interests being transferred by it hereunder), and YC SUSI Trust hereby irrevocably takes, receives and assumes from VFCC, an undivided 17.8571% interest in VFCC’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents. Seller, VFCC and YC SUSI Trust acknowledge and agree that (i) immediately prior to this assignment, VFCC’s Invested Amount and Discount allocable to such Invested Amount are, in each case, zero and (ii) any accrued and unpaid fees (whether or not then due) that are allocable to such assigned amount and owing to VFCC as of the date hereof shall be paid by Seller to VFCC on the next Settlement Date pursuant to the priority of payments set forth in the Receivables Purchase Agreement.

(b) Assignment by Wachovia. As of the Effective Date, Wachovia, in its capacity as a Related Committed Purchaser for VFCC, hereby assigns and transfers to Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust, without recourse and without representation or warranty of any kind (except that it has not created any Lien upon any interests being transferred by it hereunder), and Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust, hereby irrevocably takes, receives and assumes from Wachovia, an undivided 17.8571% interest in Wachovia’s Commitment under the Receivables Purchase Agreement representing $31,250,000, and all rights and obligations as a Related Committed Purchaser in connection therewith. Upon the effectiveness of this assignment, the Commitment of Wachovia, in its capacity as a Related Committed Purchaser for VFCC, shall be $143,750,000 and the Commitment of Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust, shall be $125,000,000 (provided, that the Commitment of Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust, shall increase to $175,000,000 after giving effect to the amendments in Section 5 of this Amendment).

(c) Each of the parties hereto hereby consents to the assignments set forth in this Section 3, and expressly waives any notice requirements set forth in the Receivables Purchase Agreement or any other Transaction Document as a prerequisite or condition precedent to such assignment.

4. Administrator Resignation, Assignment and Appointment.

(a) Effective as of the Administrator Effective Date, Wachovia hereby resigns as Administrator under the Receivables Purchase Agreement and the other Transaction Documents and assigns to Bank of America, without recourse and without representation or warranty of any kind, and Bank of America hereby irrevocably assumes, all of Wachovia’s rights and obligations as Administrator under the Receivables Purchase Agreement and the other Transaction Documents. Pursuant to and in accordance with Section 11.1(a) of the Receivables Purchase Agreement, as of the Administrator Effective Date each Purchaser and Purchaser Agent hereby designates Bank of America, and Bank of America hereby agrees to perform the duties and obligations of, Administrator. Wachovia hereby authorizes Bank of America to file any Uniform Commercial Code financing statements or similar filings on or after the Administrator Effective Date that may be necessary to assign to Bank of America, in its capacity as Administrator, any security interests or other rights, if applicable, granted to the Exiting Administrator under the Receivables Purchase Agreement and the other Transaction Documents. Each of the parties hereto hereby expressly waives any notice requirements set forth in the Receivables Purchase Agreement or any other Transaction Document as a prerequisite or condition precedent to such resignation, assignment or appointment. From and after the Administrator Effective Date, Wachovia, solely in its capacity as Administrator, shall cease to be a party to the Receivables Purchase Agreement and shall no longer have any obligations or rights under the Receivables Purchase Agreement or any other Transaction Document in such capacity (other than such obligations which by their express terms survive termination thereof).

(b) Each reference to the Administrator’s name, address, contact person, facsimile number and telephone number in the Agreement is hereby amended and restated such that each such reference reads as follows, effective as of the Administrator Effective Date:

Bank of America, National Association

214 North Tryon Street

NC1-027-19-01

Charlotte, NC 28255

Attention: Nina C. Stevenson

Fax: (704) 388-9169

Telephone: (704) 388-3539

(c) Each of the parties hereto hereby agrees that, if the Administrator Effective Date shall not have occurred on or before July 25, 2008 (as such date may be extended by the New Administrator and the Exiting Administrator with notice to the other parties hereto):

(i)(A) so long as no Amortization Event shall have then occurred and be continuing, (1) Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust and YC SUSI Trust shall assign and transfer to, respectively, Wachovia, in its capacity as a Related Committed Purchaser for VFCC and VFCC, and each of Wachovia and VFCC shall take, receive and assume, an undivided 17.8571% interest in such assignor party’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents and, as applicable, in Bank of America’s Commitment, without recourse and without representation or warranty of any kind (except that such assignor party has not created any Lien upon any interests being transferred by it hereunder); (2) (a) VFCC shall pay to YC SUSI Trust on the date of such assignment, in immediately available funds, an amount equal to the purchase price representing the portion of YC SUSI’s Invested Amount being so assigned and Discount, if any, allocable to the Invested Amount being so assigned as agreed between VFCC and YC SUSI Trust; (3) the Seller shall pay to YC SUSI Trust any accrued and unpaid fees

(whether or not then due) that are allocable to such assigned amount and owing to YC SUSI Trust as of the date of such assignment on the next Settlement Date pursuant to the priority of payments set forth in the Receivables Purchase Agreement and (4) upon such assignment, the Commitment of Wachovia, in its capacity as a Related Committed Purchaser for VFCC, shall be $175,000,000 and the Commitment of Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust, shall be $143,750,000 with a single “Scheduled Facility Termination Date” of November 13, 2009 (provided, that the Commitment of Bank of America, in its capacity as a Related Committed Purchaser for YC SUSI Trust, shall be further reduced to $93,750,000 pursuant to clause (ii) below whether or not the assignment contemplated by this clause (i)(A) occurs and provided, further, that if the Commitment of Bank of America shall have been increased or decreased after the Effective Date but prior to the date of the assignment contemplated by this clause (i)(A), in the event of a decrease, the assigned amount shall be decreased ratably but in the event of an increase, the assigned amount shall not be increased and shall in no event exceed $31,250,000, and the respective Commitments of Wachovia and Bank of America shall be adjusted accordingly); or

(B) if an Amortization Event shall have then occurred and be continuing, Bank of America and YC SUSI Trust shall not assign any portion of their rights and obligations and, as applicable, Commitment to Wachovia and VFCC;

(ii) After giving effect to the assignment contemplated in clause (i)(A) above, if any, (A) Bank of America shall reduce its aggregate Commitment to be $93,750,000 with a single “Scheduled Facility Termination Date” of November 13, 2009 and the Seller shall pay to Bank of America, as Purchaser Agent for the benefit of its related Purchasers, (1) to the extent the Group Invested Amount of YC SUSI Trust’s Purchaser Group would exceed its Group Commitment after giving effect to such reduction pursuant to this clause (ii), immediately upon such reduction an amount to be applied to reduce such Group Invested Amount such that after giving effect to such payment, such Group Invested Amount is equal to its Group Commitment and (2) any accrued and unpaid fees (whether or not then due) that are allocable to such reduced amount and owing to YC SUSI Trust as of the date of such assignment on the next Settlement Date pursuant to the priority of payments set forth in the Receivables Purchase Agreement and (B) the Purchase Limit shall be reduced by (1) if the assignment contemplated in clause (i)(A) above did not occur, $81,250,000 or (2) if the assignment contemplated in clause (i)(A) above did occur, $50,000,000 (provided, that if the Commitment of Bank of America shall have been increased or decreased after the Effective Date but prior to the date of the reduction contemplated by this clause (ii), the amount by which Bank of America’s Commitment and the Purchase Limit shall be reduced shall be adjusted accordingly); and

(iii) the resignation, assignment and appointment of the Administrator contemplated by this Section 4 shall be null and void.

(d) For purposes of this Section 4, “Administrator Effective Date” shall mean the date that each of the following conditions are satisfied:

(i) the New Administrator and the Exiting Administrator shall have received evidence that each Collection Account Agreement has either (a) been assigned to the

New Administrator or (b) been amended and restated or replaced with a new Collection Account Agreement naming the New Administrator as administrator thereunder;

(ii) the New Administrator shall have received (i) counterparts of a fee letter, executed by the Seller, the Servicer and the New Administrator, in form and substance satisfactory to the New Administrator and (ii) the “administrative fee” referred to therein; and

(iii) the Exiting Administrator shall have not otherwise have resigned, and a successor Administrator shall not otherwise have been appointed, under Section 11.9 of the Agreement.

5. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Clause (X) of Section 1.1(b) of the Agreement is hereby amended by (x) deleting each reference to the amount “$500,000,000” therein and substituting in each case the phrase “the Non-Accordion Purchase Limit” and (y) deleting the amount “$750,000,000” therein and substituting the phrase “the sum of (A) the Non-Accordion Purchase Limit and (B) “$250,000,000” therefor.

(b) Clause (Y) of Section 1.1(b) of the Agreement is hereby amended by deleting the amount “500,000,000” therein and substituting the phrase “the Non-Accordion Purchase Limit” therefor.

(c) Section 1.1 of the Agreement is hereby amended by inserting immediately after clause (b) thereof the following new clause (c):

(c) Seller may, upon at least 30 days’ notice to the Administrator (which shall promptly forward a copy to each Purchaser Agent), terminate in whole or reduce in part, the unused portion of the Purchase Limit (but not below the amount which would cause the Group Invested Amount of any Purchaser Group to exceed its Group Commitment (after giving effect to such reduction) and, unless terminated in whole, not below $100,000,000); provided that each partial reduction of the Purchase Limit shall be in an amount equal to $10,000,000 (or a larger integral multiple of $1,000,000 if in excess thereof). Such reduction shall, unless otherwise agreed to in writing by the Seller, the Administrator and each Purchaser Agent be applied ratably to reduce the Group Commitment of each Purchaser Group; provided that if the Seller requests such reduction during an Accordion Period and the Purchase Limit is then greater than the Non-Accordion Purchase Limit, the Purchase Limit shall first be reduced to equal the Non-Accordion Purchase Limit in accordance with Section 1.1(b) prior to effecting any reduction under this clause (c).

(d) Section 3.1 of the Agreement is hereby amended by and restated in its entirety as follows:

Section 3.1 CP Costs. Seller shall pay CP Costs with respect to the Invested Amount of all Receivable Interests funded through the issuance of Commercial Paper.

(e) Each reference to the “officers” or “directors” (or words of similar effect) of any of the Administrator, Purchaser Agents, Purchasers, Funding Sources or Liquidity Agents set forth in any of Sections 10.1, 11.3, 11.6, 11.8 or 13.4 of the Agreement shall be deemed to include a reference to “members”, “partners” and “certificateholders”.

(f) The first sentence of Clause (d) of Section 12.1 of the Agreement is hereby amended by inserting, immediately after the words “participating interests” therein, the following parenthetical:

(or voting rights or a security interest and right of foreclosure thereon)

(g) Clause (e)(i) of Section 12.1 of the Agreement is hereby amended by deleting the reference to “Purchased Interest” therein and substituting a reference to “Receivable Interests” therefor.

(h) Clause (f) of Section 12.1 of the Agreement is hereby amended by inserting, immediately after the words “Transfer Supplement” therein, the following parenthetical:

(other than a Transfer Supplement to which RFC is a party)

(i) Clause (i) of Section 13.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

(i) without the consent of each Purchaser affected thereby, (A) extend the Facility Termination Date for the related Purchaser Group or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) change any fee payable to such Purchaser, (D) change the Invested Amount of any Receivable Interest, (E) amend, modify or waive any provision of the definition of Required Purchaser Agents, Section 9.1, Section 12.1(d), Section 12.1(e), this Section 13.1(b), Section 13.5, Section 13.6(b) or Section 13.13, (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Available Commitment,” “Commitment,” “Dilution Reserve,” “Eligible Receivable,” “Government Receivable Excess,” “Liquidity Agreement”, “Loss Reserve,” “Obligor Concentration Limit,” “Yield Reserve,” “Purchase Limit,” “Purchase Price,” “Rebate Reserve,” “Required Reserve,” “Required Reserve Factor Floor” “Servicing Fee Rate,” or “Servicing Reserve” or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses ; or

(j) Section 13.5 of the Agreement is hereby amended and restated in its entirety as follows:

Section 13.5 Bankruptcy Petition. Each party hereto hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper notes or other indebtedness of each Conduit Purchaser, it will not institute against or join any other Person in instituting against such Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

(k) Section 13.6 of the Agreement is hereby amended and restated in its entirety as follows:

Section 13.6 Limitation of Liability. (a) No claim may be made by any Seller Party or any other Person against the Administrator, any Purchaser Agent, any Purchaser or any other Funding Source or their respective Affiliates, directors, officers, members, partners, certificateholders, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, and (b) no Purchaser shall have any obligation to pay any amounts owing hereunder unless and until such Purchaser has received such amounts pursuant to its portion of the Receivable Interests and such amounts are not necessary to pay outstanding commercial paper notes or other outstanding indebtedness of such Purchaser. In addition, each party hereto hereby agrees that no liability or obligation of any Purchaser hereunder for fees, expenses or indemnities shall constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against such Purchaser unless such Purchaser has received cash from its portion of the Receivable Interests sufficient to pay such amounts, and such amounts are not necessary to pay outstanding commercial paper notes or other indebtedness of such Purchaser.

(l) Section 13.10 of the Agreement is hereby amended by deleting the reference to “Section 13.4 and 13.5” therein and substituting a reference to “Section 13.4, Section 13.5 and Section 13.6” therefor.

(m) The Agreement is hereby amended by inserting immediately after Section 13.12 the following new Section 13.13:

Section 13.13 Limitation on Signing Authority. Notwithstanding anything to the contrary contained herein, no party (other than RFC) shall have the power or authority to sign any document in the name of RFC.

(n) The “Commitment” of Bank of America, National Association as a Related Committed Purchaser is hereby amended to be as set forth below its signature page hereto.

(o) Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definitions:

“Bank of America” means Bank of America, National Association, in its individual capacity and its successors.

“Non-Accordion Purchase Limit” means the Purchase Limit without giving effect to any increases or decreases pursuant to Section 1.1(b) of the Agreement.

“RFC” means Relationship Funding Company, LLC, a Delaware limited liability company and its successors and assigns.

(p) The definition of “Bank Rate Funding” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Bank Rate Funding” means a purchase by any Liquidity Provider pursuant to its Liquidity Commitment (or by any other Funding Source pursuant to its commitment under a bridge loan agreement or other voluntary advance facility) of all or any portion of, or any undivided interest in, a Receivable Interest or any funding of a Receivable Interest hereunder by a Related Committed Purchaser other than through the issuance of Commercial Paper.

(q) The definition of “Commercial Paper” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Commercial Paper” means, with respect to any Conduit Purchaser, (a) promissory notes issued by such Conduit Purchaser in the commercial paper market or (b) on any day, any short-term notes or any other form of debt issued by or on behalf of such Conduit Purchaser in the ordinary course of its financing business or obligations pursuant to interest rate basis swaps entered into in connection with the issuance of such short-term notes.

(r) The definition of “Commitment” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to “Section 1.1(b)” therein and substituting a reference to “Section 1.1(b) or (c)” therefor.

(s) Clause (D) of the definition of “CP Costs” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

(D) interest on other borrowing or funding sources by such Conduit Purchaser, including, without limitation, (i) to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, (ii) bridge loans, (iii) market disruption loans, (iv) subordinate notes and (v) voluntary advance facilities.

(t) The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Purchase Limit” means, initially, $975,000,000, as such amount may be increased or reduced pursuant to Section 1.1(b) or (c) of the Agreement or otherwise in connection with any Exiting Purchaser or increase or decrease in the aggregate of the Commitments of each Related Committed Purchaser. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Aggregate Invested Amount.

(u) The definition of “Settlement Date” set forth in Exhibit I to the Agreement is hereby amended by inserting, immediately prior to the period at the end thereof, the following:

and the applicable Facility Termination Date

(v) Exhibit II to the Agreement is hereby amended and restated in its entirety as Exhibit II attached hereto.

(w) Exhibit IX to the Agreement is hereby amended as follows:

(i) Section 3 is hereby amended and restated in its entirety as follows:

SECTION 3. Each party hereto hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper notes or other indebtedness of each Conduit Purchaser, it will not institute against or join any other Person in instituting against such Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The agreements set forth in this Section 3 and the parties’ respective obligations under this Section 3 shall survive the termination hereof and of the Receivables Purchase Agreement.

(ii) Section 4 is hereby amended by renumbering such Section 4 as Section Section 5 and then inserting, immediately prior to such new Section 5, the following new Section 4:

SECTION 4. No Purchaser shall have any obligation to pay any amounts owing under the Receivables Purchase Agreement unless and until such Purchaser has received such amounts pursuant to its portion of the Receivable Interests and such amounts are not necessary to pay outstanding commercial paper notes or other outstanding indebtedness of such Purchaser. In addition, each party hereto hereby agrees that no liability or obligation of any Purchaser under the Receivables Purchase Agreement for fees, expenses or indemnities shall constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against such Purchaser unless such Purchaser has received cash from its portion of the Receivable Interests sufficient to pay such amounts, and such amounts are not necessary to pay outstanding commercial paper notes or other indebtedness of such Purchaser. The agreements set forth in this Section 4 and the parties’ respective obligations under this Section 4 shall survive the termination hereof and of the Receivables Purchase Agreement.

(x) Exhibit X to the Agreement is hereby amended by inserting at the end thereof (but prior to the signature pages) the following:

Each party hereto hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper notes or other indebtedness of each Conduit Purchaser, it will not institute against or join any other Person in instituting against such Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The agreements set forth in this paragraph and the parties’ respective obligations under this paragraph shall survive the termination hereof and of the Receivables Purchase Agreement.

No Purchaser shall have any obligation to pay any amounts owing under the Receivables Purchase Agreement unless and until such Purchaser has received such amounts pursuant to its portion of the Receivable Interests and such amounts are not necessary to pay outstanding commercial paper notes or other outstanding indebtedness of such Purchaser. In addition, each party hereto hereby agrees that no liability or obligation of any Purchaser under the Receivables Purchase Agreement for fees, expenses or indemnities shall constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against such Purchaser unless such Purchaser has received cash from its portion of the Receivable Interests sufficient to pay such amounts, and such amounts are not necessary to pay outstanding commercial paper notes or other indebtedness of such Purchaser. The agreements set forth in this paragraph and the parties’ respective obligations under this paragraph shall survive the termination hereof and of the Receivables Purchase Agreement.

(y) Exhibit XV to the Agreement is hereby amended and restated in its entirety as Exhibit XV attached hereto.

(z) Exhibit XVIII to the Agreement is hereby amended and restated in its entirety as Exhibit XVIII attached hereto.

(aa) Exhibit XIX to the Agreement is hereby amended and restated in its entirety as Exhibit XIX attached hereto.

6. Representations and Warranties; Covenants. (a) Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each New Purchaser Agent, each New Purchaser and each Original Purchaser Party that on and as of the date hereof:

(i) each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii) no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event; and

(iii) the Facility Termination Date for all Purchaser Groups has not occurred;

provided, that, upon the Administrator Effective Date (or, if the Administrator Effective Date does not occur, the date of any assignment under Section 4(c)(i) hereof), each of the Seller and the Servicer (on behalf of the Seller) shall be deemed to have remade each of the certifications, representations and warranties set forth in this Section 6 as of such date,

(b) Each of the Seller and the Servicer (on behalf of the Seller) hereby covenants to the Administrator, each New Purchaser Agent, each New Purchaser and each Original Purchaser Party that it shall cause to be delivered to the Administrator on or before the Administrator Effective Date (or, if the Administrator Effective Date does not occur, the date that the Administrator Effective Date was then scheduled to occur) a favorable opinion of legal counsel for the Seller Parties, reasonably acceptable to the Administrator, which addresses UCC perfection and priority matters.

7. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.

8. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date” upon satisfaction of each of the following conditions:

(a) receipt by the New Administrator and the Exiting Administrator of counterparts of this Amendment executed by each of the parties hereto, in form and substance satisfactory to the New Administrator and the Exiting Administrator;

(b) receipt by each Purchaser Agent of counterparts of a Fee Letter or an amended and restated Fee Letter for such Purchaser Agent’s Purchaser Group, as applicable, executed by each of the parties thereto, in form and substance satisfactory to such Purchaser Agent;

(c) receipt by the Exiting Administrator, New Administrator and each Purchaser Agent of a favorable opinion of legal counsel for the Seller Parties and Performance Guarantor, reasonably acceptable to the New Administrator and each Purchaser Agent, which addresses corporate, enforceability and noncontravention matters; and

(d) receipt by the New Administrator and Exiting Administrator of such other agreements, documents, opinions and instruments as either such party may request.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

10. Bankruptcy Petition. Each party hereto hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper notes or other indebtedness of each Conduit Purchaser, it will not institute against or join any other Person in instituting against such Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The agreements set forth in this Section 10 and the parties’ respective obligations under this Section 10 shall survive the termination hereof and of the Receivables Purchase Agreement.

11. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

12. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as exiting Administrator

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

BY:	WACHOVIA CAPITAL MARKETS, LLC,
its attorney-in-fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Variable Funding Capital Company LLC

By:
Name:
Title:

Commitment: $143,750,000

Scheduled Facility Termination Date: November 13, 2009

BANK OF AMERICA, NATIONAL ASSOCIATION, as new Administrator

By:
Name:
Title:

YC SUSI TRUST, as a Conduit Purchaser

By:	Bank of America, National Association, as administrative trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for YC SUSI Trust

By:
Name:
Title:

Commitment: $81,250,000

Scheduled Facility Termination Date: June 22, 2009

Commitment: $93,750,000

Scheduled Facility Termination Date: November 13, 2009

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding Corp.

By:
Name:
Title:

Commitment: $175,000,000

Scheduled Facility Termination Date: November 13, 2009

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC

By:
Name:
Title:

Commitment: $56,250,000

Scheduled Facility Termination Date: November 13, 2009

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By:
Name:
Title:

Address for notice: Manhattan Asset Funding Company LLC c/o SMBC Securities, Inc. 277 Park Avenue New York, NY 10172 Attention: Program Administrator

SUMITOMO MITSUI BANKING CORPORATION, as Related Committed Purchaser for Manhattan Asset Funding Company LLC

By:
Name:
Title:

Address for notice: Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: Edward McColly

Commitment: $50,000,000

Scheduled Facility Termination Date: November 13, 2009

SMBC SECURITIES, INC., as Purchaser Agent for Manhattan Asset Funding Company LLC and Sumitomo Mitsui Banking Corporation

By:
Name:
Title:

Address for notice: SMBC Securities, Inc. 277 Park Avenue New York, NY 10172 Attention: Matthew Hanley

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By:
Name:
Title:

Address for notice: Victory Receivables Corporation One International Place Boston, MA 02110 Attn: R. Douglas Donaldson

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation

By:
Name:
Title:

Address for notice:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Investment Banking Division of the Americas

1251 Avenue of the Americas, 10th Floor

New York, NY 10020

Attn: Hermina Batson

Tel. (212) 782-4908

Fax: (212) 782-6998

Email: hbatson@us.mufg.jp

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation

By:
Name:
Title:

Address for notice:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Investment Banking Division of the Americas

1251 Avenue of the Americas, 10th Floor

New York, NY 10020

Attn: Chris Pohl

Tel. (212) 782-4911

Fax: (212) 782-6998

Email: cpohl@us.mufg.jp

Commitment: $175,000,000

Scheduled Facility Termination Date: November 13, 2009

S-8(b)

WORKING CAPITAL MANAGEMENT CO., LP, as Conduit Purchaser and as Related Committed Purchaser for Working Capital Management Co., LP

By:
Name:
Title:

Address for notice: Working Capital Management Co., LP c/o Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas New York, NY 10020 Attention: Conduit Management Group

Commitment: $100,000,000

Scheduled Facility Termination Date: November 13, 2009

MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for Working Capital Management Co., LP

By:
Name:
Title:

Address for notice: Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas New York, NY 10020 Attention: Corporate Finance Division

RELATIONSHIP FUNDING COMPANY, LLC, as a Conduit Purchaser

By:
Name:
Title:

Address for notice: Relationship Funding Company, LLC 227 West Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Operations Tel. (312) 977-4560 Fax: (312) 977-1967

with a copy to: CHIOperations@libhamp.com

FIFTH THIRD BANK, as Purchaser Agent and Related Committed Purchaser for Relationship Funding Company, LLC

By:
Name: Andrew D. Jones
Title: Assistant Vice President

Address for notice:

Fifth Third Bank – Asset Securitization Group

38 Fountain Square Plaza, MD 109046

Cincinnati, OH 45202

Attn: Andrew D. Jones

Tel: (513) 534-0836

Fax: (513) 534-0319

Email: Andrew.Jones@53.com

with a copy to:

Fifth Third Bank – Asset Securitization Group

38 Fountain Square Plaza, MD 109046

Cincinnati, OH 45202

Attn: Charissa Toole

Tel: (513) 534-3799

Fax: (513) 534-0319

Email: Charissa.Toole@53.com

Commitment: $100,000,000

Scheduled Facility Termination Date: June 22, 2009

ACKNOWLEDGED AND AGREED:

AMERISOURCEBERGEN CORPORATION, as Performance Guarantor

By:
Name:
Title:

EXHIBIT II

FORM OF PURCHASE NOTICE

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

PURCHASE NOTICE

dated                     , 20

for Purchase on                     , 20

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA-4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner

Fax (404) 214-5481

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is made to the Receivables Purchase Agreement dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) among Amerisource Receivables Financial Corporation (the “Seller”), AmerisourceBergen Drug Corporation, as initial Servicer, the various Purchaser Groups from time to time party thereto, and Wachovia Bank, National Association, as Administrator. Capitalized terms defined in the Agreement are used herein with the same meanings.

1. The [Servicer, on behalf of the] Seller hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the Purchase Date (as hereinafter defined):

(a) all applicable conditions precedent set forth in Article VI of the Agreement have been satisfied;

(b) each of its representations and warranties contained in Article V of the Agreement will be true and correct, in all material respects, as if made on and as of the Purchase Date;

(c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

(d) the applicable Facility Termination Date has not occurred; and

(e) after giving effect to the Purchase requested below, does not exceed the limits set forth in Section 1.1(a) of the Agreement.

2. The [Servicer, on behalf of the] Seller hereby requests that the Purchasers make a Purchase on                     , 20     (the “Purchase Date”) as follows:

(a)	Purchase Price: $

(b)	Ratable Share:

	(i)	Variable Funding Capital Company LLC’s Purchaser Group:	$

	(ii)	YC SUSI Trust’s Purchaser Group:	$

	(iii)	Liberty Street Funding Corp.’s Purchaser Group:	$

	(iv)	Market Street Funding Corporation’s Purchaser Group:	$

	(v)	Manhattan Asset Funding Company LLC’s Purchaser Group:	$

	(vi)	Victory Receivables Corporation’s Purchaser Group:	$

	(vii)	Working Capital Management Co., LP’s Purchaser Group:	$

	(viii)	Relationship Funding Company, LLC’s Purchaser Group:	$

(c) If the Purchase is funded with a Bank Rate Funding, [Servicer on behalf of the] Seller requests that the Invested Amount (which will initially accrue Yield at the Alternate Base Rate) begin to accrued Yield at a LIBO Rate for an Interest Period of              months on the third Business Day after the Purchase Date).

3. Please disburse the proceeds of the Purchase as follows:

[Apply $             to payment of Aggregate Unpaids due on the Purchase Date]. [Wire transfer $             to the Facility Account.]

IN WITNESS WHEREOF, the Servicer, on behalf of the Seller has caused this Purchase Request to be executed and delivered as of this              day of                     ,             .

[AmerisourceBergen Drug Corporation, as Servicer, on behalf of:] Amerisource Receivables Financial Corporation, as Seller

By:
Name: Title:

EXHIBIT XV

FORM OF REDUCTION NOTICE

                    ,

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA-4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner

Fax (404) 214-5481

[Address to each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among Amerisource Receivables Financial Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Wachovia Bank, National Association, as Administrator. Capitalized terms used in this Reduction Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Reduction Notice pursuant to Section 1.3 of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Invested Amount on                     ,             1 by the application of cash to pay Aggregate Invested Amount and Yield to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Invested Amount, together with all costs related to such reduction of Aggregate Invested Amount, as follows:

(a)	Reduction Amount: $

(b)	Ratable Share:

	(i)	Variable Funding Capital Company LLC’s Purchaser Group:	$

	(ii)	YC SUSI Trust’s Purchaser Group:	$

[1]	Notice must be given at least one Business Day prior to the requested reduction date.

(iii)	Liberty Street Funding Corp.’s Purchaser Group:	$

(iv)	Market Street Funding Corporation’s Purchaser Group:	$

(v)	Manhattan Asset Funding Company LLC’s Purchaser Group:	$

(vi)	Victory Receivables Corporation’s Purchaser Group:	$

(vii)	Working Capital Management Co., LP’s Purchaser Group:	$

(viii)	Relationship Funding Company, LLC’s Purchaser Group:	$

IN WITNESS WHEREOF, the undersigned has caused this Reduction Notice to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name:
Title:

EXHIBIT XVIII

FORM OF PURCHASE LIMIT INCREASE REQUEST

                    ,

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA-4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner

Fax (404) 214-5481

[Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Wachovia Bank, National Association, as Administrator. Capitalized terms used in this Purchase Limit Increase Request and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Limit Increase Request pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to increase the Purchase Limit and respective Commitments of each Purchaser Group on             ,             2 to the following amounts:

(a)	Purchase Limit: $

(b)	Ratable Share of Each Purchaser Group:

	(i)	Variable Funding Capital Company LLC: $

	(ii)	YC SUSI Trust: $

	(iii)	Liberty Street Funding Corp.: $

	(iv)	Market Street Funding LLC: $

	(v)	Manhattan Asset Funding Company: $

[2]	Notice must be given at least ten Business Days prior to the requested increase, and must be in a minimum amount of $50,000,000.

XVIII-1

(vi)	Victory Receivables Corporation: $

(vii)	Working Capital Management Co., LP: $

(viii)	Relationship Funding Company, LLC: $

Seller hereby represents and warrants as of the date hereof, and as of the date of this increase, as follows:

(i) the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii) no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

Each Purchaser Agent shall notify the Seller and the Administrator in writing whether it consents to this increase request within ten (10) Business Days; provided that if any Purchaser Agent fails to so notify the Seller or the Administrator, the applicable Purchasers shall be deemed to have refused to consent to this increase request.

XVIII-2

IN WITNESS WHEREOF, the undersigned has caused this Purchase Limit Increase Request to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name Printed:
Title:

XVIII-3

EXHIBIT XIX

FORM OF PURCHASE LIMIT DECREASE NOTICE

                    ,

Wachovia Bank, National Association, as Administrator

171 17th Street, N.W.

Mailcode GA-4524

Atlanta, Georgia 30363

Attention: Elizabeth R. Wagner

Fax (404) 214-5481

[Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Wachovia Bank, National Association, as Administrator. Capitalized terms used in this Purchase Limit Decrease Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Limit Decrease Notice pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to decrease the Purchase Limit and respective Commitments of each Purchaser Group on             ,             3 to the following amounts:

(a)	Purchase Limit: $

(b)	Ratable Share of Each Purchaser Group:

	(i)	Variable Funding Capital Company LLC: $

	(ii)	YC SUSI Trust: $

	(iii)	Liberty Street Funding Corp.: $

	(iv)	Market Street Funding LLC: $

[3]	Notice must be given at least ten Business Days prior to the requested decrease, and must be in a minimum amount of $50,000,000.

XIX-1

(iv)	Market Street Funding LLC: $

(v)	Manhattan Asset Funding Company: $

(vi)	Victory Receivables Corporation: $

(vii)	Working Capital Management Co., LP: $

(viii)	Relationship Funding Company, LLC: $

Seller hereby represents and warrants as of the date hereof, and as of the date of this decrease, as follows:

(i) the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii) no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

XIX-2

IN WITNESS WHEREOF, the undersigned has caused this Purchase Limit Decrease Notice to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

By:
Name:
Title:

XIX-3